Exhibit 10.17

TWELFTH AMENDMENT

THIS TWELFTH AMENDMENT (this “Amendment”) dated as of February 27, 2019 to the Credit Agreement referenced below is by and among ACADIA HEALTHCARE COMPANY, INC., a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, revolving credit and term loan facilities have been extended to the Borrower pursuant to that certain Amended and Restated Credit Agreement dated as of December 31, 2012 (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) by and among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent; and

WHEREAS, the Borrower has requested the Pro Rata Facilities Lenders make certain modifications to the Credit Agreement, and the Required Pro Rata Facilities Lenders have agreed to such modifications on the terms set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.Amendments to the Credit Agreement.

2.1The definition of Consolidated EBITDA in Section 1.01 is amended and restated in its entirety to read as follows:

“Consolidated EBITDA” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to the sum of: (a) Consolidated Net Income for such period; plus: (b) the following, without duplication, to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period; (ii) the provision for federal, state, local and foreign income, franchise, value added, sales or other taxes payable for such period; (iii) the amount of depreciation and amortization expense for such period; (iv) non-cash charges, losses and expenses relating to the impairment of goodwill for such period; (v) unrealized losses (which are non-cash) on financial derivatives recognized in accordance with FASB ASC 815 (including embedded derivatives); (vi) non-cash compensation expense and other non-cash expenses or charges arising from the granting of stock options, stock appreciation rights or similar arrangements; (vii) other non-cash charges, expenses or losses (other than non-cash charges, expenses or losses that relate to the write-down of current assets) provided that if any non-cash charge, expense or loss represents an accrual or reserve for potential cash items in any future period, the cash payment in respect thereof in such future period shall be subtracted from Consolidated EBITDA in such future period (but excluding, for the avoidance of doubt, amortization of a prepaid cash item that was paid in a prior period); (viii) any amounts paid pursuant to net working capital adjustment, earn-out or other deferred purchase payment pursuant to any Acquisition consummated on or prior to the Closing Date or a Permitted Acquisition; (ix) any expense to the extent that a corresponding amount is received during such period in cash by the Borrower or any Subsidiary under any agreement providing for indemnification or reimbursement of such expense; (x) any expenses with respect to liability or casualty events or business interruption to the extent reimbursed or advanced to the Borrower or any Subsidiary during such period by third party insurance; (xi) any fees, expenses or charges related to any repayment of Senior Unsecured Indebtedness with the proceeds of any Equity Issuance made by the Borrower, provided that such fees, expenses or charges are deducted from, or made with, the proceeds of such Equity Issuance; (xii) for any period of four fiscal quarters ending on or after the Closing Date, fees and out-of-pocket expenses incurred in such period in connection with any Permitted Acquisition (whether or not consummated) in an amount not to exceed 10% of the aggregate consideration of such Permitted Acquisition; provided, that the aggregate amount of fees and out-of-pocket expenses added back pursuant to this clause (xii) for all Permitted Acquisitions in such period shall not exceed $5,000,000; (xiii) (A) pro forma “run rate” cost savings, operating expense reductions and synergies related to Permitted Acquisitions, Dispositions and other specified transactions, restructurings, cost savings initiatives and other initiatives that are reasonably identifiable and projected by the Borrower to result from actions that have been taken or with respect to which substantial steps have been taken or are expected to be taken (in the good faith determination of the Borrower) within 12 months after the relevant transaction and (B) non-recurring cash costs and expenses incurred in connection with Dispositions, Equity Issuances, Investments, Permitted Acquisitions (to the extent not included in clause (xii)), restructurings, cost savings initiatives and other initiatives of the relevant transaction; provided that the aggregate amount added back pursuant to this clause (xiii) shall not exceed 10% of Consolidated EBITDA (determined prior to giving effect to such adjustments); and (xiv) up to $40,000,000 of legal fees, expenses, settlements and severance costs incurred in the fiscal quarter ended December 31, 2018 and disclosed to the Administrative Agent in writing; minus (c) the following, without duplication, to the extent included in calculating such Consolidated Net Income: (i) unrealized gains (which are non-cash) on financial derivatives recognized in accordance with FASB ASC 815 (including embedded derivatives) and (ii) any other non-cash gains.

2.2The definition of “Consolidated Leverage Ratio” in Section 1.01 is amended by replacing “$40 million” with “$50 million”.

2.3The definition of “Consolidated Senior Secured Leverage Ratio” in Section 1.01 is amended by replacing “$40 million” with “$50 million”.

2.4The table in Section 8.11(a) is amended and restated in its entirety to read as follows:

Fiscal Quarter Ending	Maximum Consolidated Leverage Ratio
September 30, 2018	6.00:1.0
December 31, 2018	6.00:1.0
March 31, 2019	6.25:1.0
June 30, 2019	6.25:1.0
September 30, 2019	6.25:1.0

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December 31, 2019	6.00:1.0
March 31, 2020	5.75:1.0
June 30, 2020	5.75:1.0
September 30, 2020	5.75:1.0
December 31, 2020	5.50:1.0
March 31, 2021	5.25:1.0
June 30, 2021	5.25:1.0
September 30, 2021 and thereafter	5.00:1.0

3.Conditions Precedent.  This Amendment shall become effective as of the date hereof upon satisfaction of each of the following conditions precedent:

4.1Amendment.  Receipt by the Administrative Agent of executed counterparts of this Amendment properly executed by a Responsible Officer of each Loan Party, the Required Pro Rata Facilities Lenders and the Administrative Agent.

4.2Fees.  Receipt by the Administrative Agent of any fees required to be paid to the Pro Rata Facilities Lenders in connection with this Amendment as set forth on the Administrative Agent’s invoice signed by the Borrower on or prior to the date hereof in connection with this Amendment.

4.Amendment is a “Loan Document”.  This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

5.Representations and Warranties; No Default.  Each Loan Party represents and warrants to the Administrative Agent and each Lender that after giving effect to this Amendment (a) the representations and warranties of each Loan Party contained in the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection with the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date, and (b) no Default exists.

6.Reaffirmation of Obligations.  Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment does not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

7.Reaffirmation of Security Interests.  Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment does not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

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8.No Other Changes.  Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

9.Counterparts; Delivery.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

10.Governing Law.  This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Twelfth Amendment and Consent to be duly executed and delivered as of the date first above written.

BORROWER:ACADIA HEALTHCARE COMPANY, INC., a Delaware corporation

By: /s/ Brent Turner

Name: Brent Turner

Title: President

GUARANTORS:	Abilene Holding Company, LLC,

a Delaware limited liability company

ABILENE LEGACY SUB, LLC,

a Delaware limited liability company

ACADIA CHATTANOOGA HOLDINGS, LLC,

a Tennessee limited liability company

ACADIA CRESTWYN HOLDINGS, LLC,

a Tennessee limited liability company

ACADIA JV HOLDINGS, LLC,

a Delaware limited liability company

ACADIA LAPLACE HOLDINGS, LLC,

a Delaware limited liability company

ACADIA MANAGEMENT COMPANY, LLC,

a Delaware limited liability company

ACADIA MERGER SUB, LLC,

a Delaware limited liability company

ACADIA READING HOLDINGS, LLC,

a Delaware limited liability company

ACADIANA ADDICTION CENTER, LLC,

a Delaware limited liability company

ADVANCED TREATMENT SYSTEMS, LLC,

a Virginia limited liability company

ASCENT ACQUISITION, LLC,

an Arkansas limited liability company

ASCENT ACQUISITION - CYPDC, LLC,

an Arkansas limited liability company

ASCENT ACQUISITION - PSC, LLC,

an Arkansas limited liability company

ASPEN EDUCATION GROUP, INc.,

a California corporation

ASPEN YOUTH, INC.,

a California corporation

ATS OF CECIL COUNTY, LLC,

a Virginia limited liability company

By: /s/ Brent Turner

Name:Brent Turner

Title:Vice President and Assistant Secretary

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ATS OF DELAWARE, LLC,

a Virginia limited liability company

ATS OF NORTH CAROLINA, LLC,

a Virginia limited liability company

Austin Behavioral Hospital, LLC,

a Delaware limited liability company

AUSTIN EATING DISORDERS PARTNERS, LLC,

a Missouri limited liability company

BATON ROUGE TREATMENT CENTER, LLC,

a Louisiana limited liability company

BAYSIDE MARIN, INC.,

a Delaware corporation

BCA OF DETROIT, LLC,

a Delaware limited liability company

BECKLEY TREATMENT CENTER, LLC,

a West Virginia limited liability company

BELMONT BEHAVIORAL HOSPITAL, LLC,
a Delaware limited liability company

BGI OF BRANDYWINE, LLC,

a Virginia limited liability company

BOWLING GREEN INN OF SOUTH DAKOTA, INC.,

a Virginia corporation

CALIFORNIA TREATMENT SERVICES, LLC

a California limited liability company

CARTERSVILLE CENTER, LLC,

a Georgia limited liability company

CASCADE BEHAVIORAL HOLDING COMPANY, LLC,

a Delaware limited liability company

CASCADE BEHAVIORAL HOSPITAL, LLC,

a Delaware limited liability company

CAPS OF VIRGINIA, LLC,

a Virginia limited liability company

CENTER FOR BEHAVIORAL HEALTH - HA, LLC,

a Pennsylvania limited liability company

CENTER FOR BEHAVIORAL HEALTH-ME, INC.,

a Maine corporation

CENTER FOR BEHAVIORAL HEALTH-PA, LLC,

a Pennsylvania limited liability company

Centerpointe Community Based Services, LLC,

an Indiana limited liability company

CHARLESTON TREATMENT CENTER, LLC,

a West Virginia limited liability company

CLARKSBURG TREATMENT CENTER, LLC,

a West Virginia limited liability company

By: /s/ Brent Turner

Name:Brent Turner

Title:Vice President and Assistant Secretary

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CLEARBROOK TREATMENT CENTERS LAND LLC,

a Pennsylvania limited liability company

CLEARBROOK TREATMENT CENTERS, LLC,

a Pennsylvania limited liability company

COMMODORE ACQUISITION SUB, LLC,

a Delaware limited liability company

CONWAY BEHAVIORAL HEALTH, LLC,

a Delaware limited liability company

CRC ED TREATMENT, LLC,

a Delaware limited liability company

CRC GROUP, LLC,

a Delaware limited liability company

CRC HEALTH, LLC,

a Delaware limited liability company

CRC HEALTH OREGON, LLC,

an Oregon limited liability company

CRC HEALTH TENNESSEE, LLC,

a Tennessee limited liability company

CRC RECOVERY, INC.,

a Delaware corporation

CRC WISCONSIN RD, LLC,

a Wisconsin limited liability company

CROSSROADS REGIONAL HOSPITAL, LLC,

a Delaware limited liability company

Delta Medical Services, LLC,

a Tennessee limited liability company

DETROIT BEHAVIORAL INSTITUTE, LLC,

a Massachusetts limited liability company

DHG SERVICES, LLC,

a Delaware limited liability company

DISCOVERY HOUSE CC, LLC,

a Pennsylvania limited liability company

DISCOVERY HOUSE CU, LLC,

a Pennsylvania limited liability company

DISCOVERY HOUSE MA, INC.,

a Massachusetts corporation

DISCOVERY HOUSE MONROEVILLE, LLC,

a Pennsylvania limited liability company

DISCOVERY HOUSE OF CENTRAL MAINE, INC.,

a Maine corporation

DISCOVERY HOUSE TV, INC.,

a Utah corporation

By: /s/ Brent Turner

Name:Brent Turner

Title:Vice President and Assistant Secretary

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DISCOVERY HOUSE UTAH, INC.,

a Utah corporation

DISCOVERY HOUSE WC INC.,

a Maine corporation

DISCOVERY HOUSE, LLC,

a Pennsylvania limited liability company

DISCOVERY HOUSE-BC, LLC,

a Pennsylvania limited liability company

DISCOVERY HOUSE-BR, INC.,

a Maine corporation

DISCOVERY HOUSE-GROUP, LLC,

a Delaware limited liability company

DISCOVERY HOUSE-HZ, LLC,

a Pennsylvania limited liability company

DISCOVERY HOUSE-LT, INC.,

a Utah corporation

DISCOVERY HOUSE-NC, LLC,

a Pennsylvania limited liability company

DISCOVERY HOUSE-UC, INC.,

a Utah corporation

DMC - MEMPHIS, LLC,

a Tennessee limited liability company

DUFFY’S NAPA VALLEY REHAB, LLC,

a Delaware limited liability company

EAST INDIANA TREATMENT CENTER, LLC,

an Indiana limited liability company

EVANSVILLE TREATMENT CENTER, LLC,

an Indiana limited liability company

FĒNX HEALTHCARE, LLC,

a Delaware limited liability company

FOUR CIRCLES RECOVERY CENTER, LLC,

a Delaware limited liability company

GALAX TREATMENT CENTER, LLC,

a Virginia limited liability company

GENERATIONS BH, LLC,

an Ohio limited liability company

GIFFORD STREET WELLNESS CENTER, LLC,

a Delaware limited liability company

GREENBRIER ACQUISITION, LLC,

a Delaware limited liability company

GREENBRIER HOLDINGS, L.L.C.,

a Louisiana limited liability company

By: /s/ Brent Turner

Name:Brent Turner

Title:Vice President and Assistant Secretary

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GREENBRIER HOSPITAL, L.L.C.,

a Louisiana limited liability company

GREENBRIER REALTY, L.L.C.,

a Louisiana limited liability company

GREENLEAF CENTER, LLC,

a Delaware limited liability company

HABILITATION CENTER, LLC,

an Arkansas limited liability company

HABIT OPCO, LLC,

a Delaware limited liability company

HERMITAGE BEHAVIORAL, LLC,

a Delaware limited liability company

HCP POLARIS INVESTMENT, LLC,

a Delaware limited liability company

HENRYVILLE INN, LLC,

a Pennsylvania limited liability company

HMIH CEDAR CREST, LLC,

a Delaware limited liability company

HUNTINGTON TREATMENT CENTER, LLC,

a West Virginia limited liability company

INDIANAPOLIS TREATMENT CENTER, LLC,

an Indiana limited liability company

KIDS BEHAVIORAL HEALTH OF MONTANA, INC.,

a Montana corporation

LAKELAND HOSPITAL ACQUISITION, LLC,

a Georgia limited liability company

MCCALLUM GROUP, LLC,

a Missouri limited liability company

MCCALLUM PROPERTIES, LLC,

a Missouri limited liability company

MILLCREEK SCHOOL OF ARKANSAS, LLC,

an Arkansas limited liability company

MILLCREEK SCHOOLS, LLC,

a Mississippi limited liability company

MILWAUKEE HEALTH SERVICES SYSTEM, LLC

a California limited liability company

NORTHEAST BEHAVIORAL HEALTH, LLC,

a Delaware limited liability company

OHIO HOSPITAL FOR PSYCHIATRY, LLC,

an Ohio limited liability company

OPTIONS TREATMENT CENTER ACQUISITION CORPORATION,

an Indiana corporation

By: /s/ Brent Turner

Name:Brent Turner

Title:Vice President and Assistant Secretary

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PARKERSBURG TREATMENT CENTER, LLC,

a West Virginia limited liability company

PARK ROYAL FEE OWNER, LLC,
a Delaware limited liability company

PHC MEADOWWOOD, LLC,

a Delaware limited liability company

PHC OF MICHIGAN, LLC,

a Massachusetts limited liability company

PHC OF NEVADA, INC.,

a Massachusetts corporation

PHC OF UTAH, INC.,

a Massachusetts corporation

PHC OF VIRGINIA, LLC,

a Massachusetts limited liability company

PINEY RIDGE TREATMENT CENTER, LLC,

a Delaware limited liability company

POCONO MOUNTAIN RECOVERY CENTER LAND LLC,

a Pennsylvania limited liability company

POCONO MOUNTAIN RECOVERY CENTER, LLC,

a Pennsylvania limited liability company

POLARIS HOSPITAL HOLDINGS, LLC,

a Nevada limited liability company

PSYCHIATRIC RESOURCE PARTNERS, LLC,

a Delaware limited liability company

QUALITY ADDICTION MANAGEMENT, INC.,
a Wisconsin corporation

R.I.S.A.T., LLC,

a Rhode Island limited liability company

REBOUND BEHAVIORAL HEALTH, LLC,

a South Carolina limited liability company

Red River Holding Company, LLC,

a Delaware limited liability company

RED RIVER HOSPITAL, LLC,

a Delaware limited liability company

REHABILITATION CENTERS, LLC,

a Mississippi limited liability company

RESOLUTE ACQUISITION CORPORATION,

an Indiana corporation

RICHMOND TREATMENT CENTER, LLC,

an Indiana limited liability company

RIVERVIEW BEHAVIORAL HEALTH, LLC,

a Texas limited liability company

By: /s/ Brent Turner

Name:Brent Turner

Title:Vice President and Assistant Secretary

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RIVERWOODS BEHAVIORAL HEALTH, LLC,

a Delaware limited liability company

ROCK CREST DRIVE, LLC,

a Pennsylvania limited liability company

ROCK CREST LLC LIMITED LIABILITY COMPANY,

a Pennsylvania limited liability company

ROLLING HILLS HOSPITAL, LLC,

an Oklahoma limited liability company

SAHARA HEALTH SYSTEMS, L.L.C.,

a Louisiana limited liability company

RTC RESOURCE ACQUISITION CORPORATION,

an Indiana corporation

SAN DIEGO HEALTH ALLIANCE,

a California corporation

SAN DIEGO TREATMENT SERVICES, LLC

a California limited liability company

SERENITY KNOLLS,

a California corporation

SEVEN HILLS HOSPITAL, LLC,

a Delaware limited liability company

SHAKER CLINIC, LLC,

an Ohio limited liability company

SHELTERED LIVING INCORPORATED,

a Texas corporation

SIERRA TUCSON, LLC,

a Delaware limited liability company

SKYWAY HOUSE, LLC,

a Delaware limited liability company

SOBER LIVING BY THE SEA, INC.,

a California corporation

SONORA BEHAVIORAL HEALTH HOSPITAL, LLC,

a Delaware limited liability company

SOUTHERN INDIANA TREATMENT CENTER, LLC,

an Indiana limited liability company

SOUTHWESTERN CHILDREN’S HEALTH SERVICES, INC.,

an Arizona corporation

SOUTHWOOD PSYCHIATRIC HOSPITAL, LLC,

a Pennsylvania limited liability company

STRUCTURE HOUSE, LLC,

a Delaware limited liability company

Success Acquisition, LLC,

an Indiana limited liability company

By: /s/ Brent Turner

Name:Brent Turner

Title:Vice President and Assistant Secretary

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SUWS OF THE CAROLINAS, INC.,

a Delaware corporation

TEN LAKES CENTER, LLC,

an Ohio limited liability company

Texarkana Behavioral Associates, L.C.,

a Texas limited liability company

THE CAMP RECOVERY CENTER, LLC,

a California limited liability company

TK BEHAVIORAL, LLC,

a Delaware limited liability company

TK Behavioral Holding Company, LLC,

a Delaware limited liability company

TRANSCULTURAL HEALTH DEVELOPMENT, INC.,

a California corporation

TREATMENT ASSOCIATES, INC.,

a California corporation

TRUSTPOINT HOSPITAL, LLC,

a Tennessee limited liability company

VALLEY BEHAVIORAL HEALTH SYSTEM, LLC,

a Delaware limited liability company

VERMILION HOSPITAL, LLC,

a Delaware limited liability company

VILLAGE BEHAVIORAL HEALTH, LLC,

a Delaware limited liability company

VIRGINIA TREATMENT CENTER, LLC,

a Virginia limited liability company

VISTA BEHAVIORAL HOLDING COMPANY, LLC,

a Delaware limited liability company

VISTA BEHAVIORAL HOSPITAL, LLC,

a Delaware limited liability company

VITA NOVA, LLC,

a Rhode Island limited liability company

VOLUNTEER TREATMENT CENTER, LLC,

a Tennessee limited liability company

WCHS, INC.,

a California corporation

WEBSTER WELLNESS PROFESSIONALS, LLC,

a Missouri limited liability company

WELLPLACE, LLC,

a Massachusetts limited liability company

WHEELING TREATMENT CENTER, LLC,

a West Virginia limited liability company

By: /s/ Brent Turner

Name:Brent Turner

Title:Vice President and Assistant Secretary

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WHITE DEER REALTY, LLC,

a Pennsylvania limited liability company

WHITE DEER RUN, LLC,

a Pennsylvania limited liability company

WICHITA TREATMENT CENTER INC.,

a Kansas corporation

WILLIAMSON TREATMENT CENTER, LLC

a West Virginia limited liability company

WILMINGTON TREATMENT CENTER, LLC,

a Virginia limited liability company

YOUTH AND FAMILY CENTERED SERVICES OF NEW MEXICO, INC.,

a New Mexico corporation

YOUTH CARE OF UTAH, INC.,

a Delaware corporation

BOWLING GREEN INN OF PENSACOLA, LLC,

a Virginia limited liability company

TEN BROECK TAMPA, LLC,

a Florida limited liability company

THE REFUGE, A HEALING PLACE, LLC,

a Florida limited liability company

THE REFUGE – THE NEST, LLC,

a Florida limited liability company

THE PAVILION AT HEALTHPARK, LLC,

a Florida limited liability company

By: /s/ Brent Turner

Name:Brent Turner

Title:President

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ADMINISTRATIVE AGENT:BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Linda Lov

Name: Linda Lov

Title: Assistant Vice President

LENDERS:BANK OF AMERICA, N.A.,

as a Lender, L/C Issuer and Swing Line Lender

By: /s/ H. Hope Walker

Name: H. Hope Walker

Title: Senior Vice President

FIFTH THIRD BANK

By: /s/ Thomas Avery

Name: Thomas Avery

Title: Director

CITIBANK, N.A.

By: /s/ Jeroen Fikke

Name: Jeroen Fikke

Title: Senior Vice President

REGIONS BANK

By: /s/ J. Michael Mauldin

Name: J. Michael Mauldin

Title: SVP and Managing Director

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By: /s/ Jill Wong

Name: Jill Wong

Title: Director

By: /s/ Gordon Yip

Name: Gordon Yip

Title: Director

MUFG UNION BANK, N.A.

By: /s/ Kevin Wood

Name: Kevin Wood

Title: Director

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UBS AG, STAMFORD BRANCH

By: /s/ Darlene Arias

Name: Darlene Arias

Title: Director

By: /s/ Houssem Daly

Name: Houssem Daly

Title: Associate Director

RAYMOND JAMES BANK, N.A.

By: /s/ Alexander L. Rody

Name: Alexander L. Rody

Title: Senior Vice President

CADENCE BANK, N.A.

By: /s/ Bill Crawford

Name: Bill Crawford

Title: Executive Vice President

CAPITAL ONE, N.A.

By: /s/ Anthony B. Sendik

Name: Anthony B. Sendik

Title: Duly Authorized Signatory

BANK OF MONTREAL

By: /s/ Eric Oppenheimer

Name: Eric Oppenheimer

Title: Managing Director

PINNACLE BANK

By: /s/ Allison Jones

Name: Allison Jones

Title: Senior Vice President

FIRST TENNESSEE BANK

By: /s/ Cathy Wind

Name: Cathy Wind

Title: SVP

CAPSTAR BANK

By: /s/ David A. Bertani

Name: David A. Bertani

Title: Senior Vice President

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DEUTSCHE BANK AG NEW YORK BRANCH

By: /s/ Marguerite Sutton

Name: Marguerite Sutton

Title: Vice President

By: /s/ Alicia Schug

Name: Alicia Schug

Title: Vice President

JEFFERIES FINANCE LLC

By: /s/ J. Paul McDonnell

Name: J. Paul McDonnell

Title: Managing Director

JFIN CLO 2014-II LTD.

JFIN CLO 2014 LTD.

JFIN CLO 2015 LTD.

BY: Apex Credit Partners, as Portfolio Manager

By: /s/ Stephen Goetschius

Name: Stephen Goetschius

Title: Managing Director

JPMORGAN CHASE BANK, N.A.

By: /s/ Dawn Lee Lum

Name: Dawn Lee Lum

Title: Executive Director

WELLS FARGO BANK, N.A.

By: /s/ Kent Davis

Name: Kent Davis

Title: Managing Director

FRANKLIN SYNERGY BANK

By: /s/ Eddie Maynard

Name: Eddie Maynard

Title: Senior Vice President

SUNTRUST BANK

By: /s/ John Cappellari

Name: John Cappellari

Title: Director

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HANCOCK WHITNEY BANK

By: /s/ Joshua N. Livingston

Name: Joshua N. Livingston

Title: Duly Authorized Signatory

EATON VANCE

By:

Name:

Title: